UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2015

 Stanley Furniture Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 0-14938

Delaware	54-1272589
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 North Hamilton Street High Point, North Carolina 27260	27260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 884-7701

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            On December 11, 2015, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of Stanley Furniture Company, Inc. (the “Company”) approved base salaries for 2016 of $255,000 for Glenn Prillaman, President and Chief Executive Officer and $150,000 for Anita W. Wimmer, Vice President – Financial/Corporate Controller.

            Effective December 11, 2015, the Company and Mr. Prillaman agreed to amend and restate the Change in Control Protection Agreement by and between the Company dated December 11, 2009.  The amended and restated Change in Control Agreement effective December 11, 2015 (the “Amended Agreement”) is on substantially the same terms as the existing agreement except that the Amended Agreement makes the following changes to Mr. Prillaman’s severance payments in the event Mr. Prillaman’s employment is terminated in the circumstances provided in the Amended Agreement:

(i)   three times base salary paid in a lump sum at termination rather than two times,

(ii)  three times the average bonus paid over the last two prior fiscal years paid in a lump sum at termination rather than two times,

(iii) vesting in the outstanding stock awards that would have vested in the next three years rather than two years, and

(iv)  if the total payments to Mr. Prillaman in connection with a change in control exceed the threshold at which such payments would become subject to the excise tax under Section 4999 of the Internal Revenue Code, then the payments under the Amended Agreement are reduced until the total payments are below such threshold, unless the total payments without such reduction and after paying the Section 4999 excise tax would exceed such reduced amount.

            The foregoing description of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Effective December 11, 2015, the Company and Ms. Wimmer entered into a Change of Control agreement (the “Change in Control Protection Agreement”).  During the two years after a change in control (as defined in this Change in Control Protection Agreement), Ms. Wimmer is entitled to receive severance pay if her employment is terminated other than for cause (as defined in this Change in Control Protection Agreement) or if she terminates her employment for good reason which generally is defined to exist if:

(i)     there is a material reduction in her base salary,

(ii)   her authority, duties or responsibilities are materially reduced,

(iii)  she is required to report to a corporate officer or employee instead of reporting directly to the chief executive officer,

(iv)  her place of employment is relocated further than 50 miles from her current place of employment, or

(v)  any other action or inaction that constitutes a material breach by the Company or its successor of the Change in Control Protection Agreement.

In the event Ms. Wimmer’s employment is terminated in the circumstances described in the preceding sentence, she is entitled to receive the following severance payments:

(i)    two times base salary paid in a lump sum at termination,

(ii)   two times the average bonus paid over the last two prior fiscal years paid in a lump sum at termination,

(iii)  a pro rata annual bonus for the year of termination, based on the Company’s actual results, payable when the bonus is otherwise payable,

(iv)  vesting in the outstanding stock awards that would have vested in the next two years, and

(v)  if the total payments to Ms. Wimmer in connection with a change in control exceed the threshold at which such payments would become subject to the excise tax under Section 4999 of the Internal Revenue Code, then the payments under the Change in Control Protection Agreement are reduced until the total payments are below such threshold, unless the total payments without such reduction and after paying the Section 4999 excise tax would exceed such reduced amount.

The Change in Control Protection Agreement extends automatically for additional one-year terms at the beginning of each year unless either party to the Change in Control Protection Agreement gives notice on or before October 1 of any year that the agreement will not be extended.

             The foregoing description of the Change in Control Protection Agreement is qualified in its entirety by reference to the Change in Control Protection Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

            On December 11, 2015, the Board of Directors of the Company amended the Company’s Bylaws to add an advance notice provision for stockholder business to be brought before the annual meeting of stockholders (other than director nominations which are subject to an existing provision of the Bylaws and stockholder proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended).  The new provision, among other things, requires that written notice must be received not later than the close of business on the 60th day prior to the anniversary date of the immediately preceding annual meeting; however, in the event the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, the notice must be received not later than the close of business on the 60th day prior to such annual meeting or, if later, the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. The new provision also requires that any notice include certain information about the proposal and the stockholder proposing the business, including the reasons for conducting the business at the annual meeting, the holdings in the Company of the stockholder and certain associated persons, a description of certain agreements, arrangements or understandings with others relating to the proposed business, and any interest of the stockholder or certain associated persons in the proposed business.  The advance notice provision is set forth in Article II, Section 12 of the Bylaws and is effective immediately.  The foregoing description of the amendment is qualified in its entirety by reference to the Bylaws which hereto are attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

            (d)  Exhibits

            3.1    Bylaws of Stanley Furniture Company, Inc. as amended effective December 11, 2015.

            10.1  Change in Control Protection Agreement between the Company and Glenn Prillaman originally dated December 11, 2009 and amended and restated effective December 11, 2015.

            10.2  Change in Control Protection Agreement between the Company and Anita Wimmer effective as of December 11, 2015.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                           STANLEY FURNITURE COMPANY, INC.

Date: December 17, 2015                                  By:  /s/Anita W. Wimmer

                                                                                  Anita W. Wimmer

                                                                                  Vice President – Finance

                                                                                  (principal financial and accounting officer)

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